                                                                    EXHIBIT 10.1

                              AMENDMENT NUMBER TWO
                         TO LOAN AND SECURITY AGREEMENT
                             AND WAIVER AND CONSENT


              This AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT AND WAIVER AND CONSENT (the "Amendment") is entered into as of April 20, 2001, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender"), FUTURELINK CORP., a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), with reference to the following:

              WHEREAS, Borrowers have previously entered into that certain Loan and Security Agreement, dated as of November 16, 2000 (as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of December 14, 2000, as further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), with Lender, pursuant to which Lender has made certain loans and financial accommodations available to Borrowers;

              WHEREAS, Borrowers have requested that Lender (1) amend the Loan Agreement to, among other things, provide for a temporary overadvance and consent to Borrowers incurring additional Indebtedness, and (2) waive certain Events of Default, all as set forth in more detail herein;

              WHEREAS, subject to the terms and conditions set forth herein, Lender is willing to (1) so amend the Loan Agreement, and (2) waive certain Events of Default, all as set forth in more detail herein.

              NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

       1. Amendments to the Loan Agreement.

              (a) The following new definitions hereby are added in their entirety to Section 1.1 of the Loan Agreement, in alphabetical order:

                     "Canadian Advance Date" means the date of the first Advance that is made on or after April 23, 2001 against Eligible Canadian Accounts or Canadian Obligors' Collections.


                     "EBITDA" means, with respect to any fiscal period, Parent's and its Subsidiaries consolidated net earnings (or loss), minus extraordinary gains, plus extraordinary losses, interest expense, the amount of any banking or credit facility fees or charges (including the Second Amendment Closing Fee), income taxes, and depreciation and amortization for such period, as determined in accordance with GAAP.

                     "Maturity Date" has the meaning set forth in Section 3.4.

                     "Pequot Documents" means (a) the Pequot Promissory Note,
              (b) that certain Security Agreement, dated as of April 20, 2001, and executed by and among Pequot Private, the Borrowers, and the Canadian Obligors, (c) the Pequot Guaranty, and (d) the Pequot Subordination Agreement.

                     "Pequot Guaranty" means that certain Guaranty, dated as of
              April 20, 2001, and issued by each of the Borrowers (except Parent) and the Canadian Obligors in favor of Pequot Private in form and substance satisfactory to Lender in its sole discretion.

                     "Pequot Indebtedness" means Subordinated Debt in the
              principal amount of up to $5,000,000 evidenced by the Pequot Promissory Note.

                     "Pequot Private" means Pequot Private Equity Fund II, L.P., a Delaware limited partnership.

                     "Pequot Private Lien" means the lien evidenced by the
              Pequot Security Agreement.

                     "Pequot Promissory Note" means that certain Secured
              Subordinated Convertible Promissory Note, dated as of April 20, 2001, issued by Parent in favor of Pequot Private in form and substance satisfactory to Lender in its sole discretion.

                     "Pequot Security Agreement" means that certain Security
              Agreement, dated as of April 20, 2001, and executed by and among Pequot Private, the Borrowers, and the Canadian Obligors in form and substance satisfactory to Lender in its sole discretion.

                     "Pequot Subordination Agreement" means that certain Pequot
              Subordination Agreement, dated as of April 20, 2001, and executed between Lender and Pequot Private in form and substance satisfactory to Lender in its sole discretion.

                     "Permitted Overadvance Amount" means, as of any date of
              determination between April 1, 2001, and April 15, 2001, an amount that shall not exceed $500,000.

                     "Revenues" means, with respect to any fiscal period, 100%
              of Parent's and its Subsidiaries' revenues that would be treated as revenues under GAAP.

                     "Second Amendment" means that certain Amendment Number Two to Loan and Security Agreement, dated as of April 20, 2001, by and among the Borrowers and Lender.

                     "Second Amendment Closing Date" means the date that the
              Second Amendment initially became effective by its terms.

                     "Second Amendment Closing Fee" has the meaning set forth in
              Section 2.11(d) hereof.

              (b) The following definitions set forth in Section 1.1 of the Loan Agreement hereby are amended and restated in their entirety as follows:

                     "Base Rate Margin" means 2.0 percentage points.

                     "Eligible Accounts" means the Eligible Borrower Accounts
              and the Eligible Canadian Accounts.

                     "Maximum Canadian Advance Amount" means $2,000,000.

                     "Maximum Revolver Amount" means the result of (a)
              $25,000,000, minus (b) the then extant amount of the UK Loan
              Usage.

                     "Maximum UK Loan Amount" means $1,700,000.

                     "Obligations" means all loans, Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations with respect to outstanding Letters of Credit, premiums, liabilities (including all amounts charged to Borrowers' Loan Account pursuant hereto), obligations, fees (including the Second Amendment Closing Fee and the fees provided for in the Fee Letter), charges, costs, Lender Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrowers to Lender pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Expenses that Borrowers are required to pay or reimburse by the Loan Documents, by law, or otherwise. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

              (c) The definition of Permitted Lien hereby is amended by (i) deleting the "and" appearing immediately before subsection (k) of such Section,
(ii) replacing the period at the end of subsection (k) appearing in such Section with the text "; and", and (iii) adding the following new subsection (l) immediately after subsection (k) of such Section:

                     (l) the Pequot Private Lien.

              (d) The definitions of "Applicable Prepayment Premium," "ASP Dilution (Citrix)," "ASP Dilution (Non-Citrix)," "ASP Dilution Reserve (Citrix)," "ASP Dilution Reserve (Non-Citrix)," "Eligible ASP Accounts," "Eligible Citrix Accounts," "Eligible Non-Citrix Accounts," and "Renewal Date" set forth in Section 1.1 of the Loan Agreement hereby are deleted in their entirety.

              (e) Section 1.4 of the Loan Agreement hereby is amended by adding the following sentence to the end of such Section:

                     Any number contained within the symbol "< >" shall
              constitute a negative number.

              (f) Section 2.1(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     2.1 REVOLVER ADVANCES.

                     (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, Lender agrees to make advances ("Advances") to Borrowers in an amount at any one time outstanding not to exceed an amount equal to the lesser of (i) the then extant Maximum Revolver Amount less $10,000,000 less the Letter of Credit Usage, or (ii) the Borrowing Base less the Letter of Credit Usage. For purposes of this Agreement, "Borrowing Base," as of any date of determination, shall mean the result of:

                            (v) the lesser of

                                          (i) 85% of the amount of Eligible
                                   Borrower Accounts, less the amount, if any, of the Dilution Reserve, and

                                          (ii) an amount equal to Borrowers'
                                   Collections with respect to Accounts for a period immediately preceding the date of determination to be determined by Lender in its Permitted Discretion following Borrowers' compliance with Section 3.2(b), plus

                            (w) from and after the date of the completion of the
              Canadian Borrowing Base Conditions, through and including (but not after) the date of the consummation of the Permitted Canadian Disposition, the least of

                                          (i) 70% of the amount of Eligible
                                   Canadian Accounts, less the amount, if any, of the Canadian Dilution Reserve, and

                                          (ii) an amount equal to the Canadian
                                   Obligors' Collections with respect to their accounts for a period immediately preceding the date of determination to be determined by Lender based upon the results of Lender's audit, appraisal, and standard due diligence of the Canadian Obligors, and

                                          (iii) the Maximum Canadian Advance
                                   Amount, minus

                            (x) the aggregate amount of reserves, if any,
              established by Lender under Section 2.1(b), plus

                            (y) the then extant Permitted Overadvance Amount.

              (g) Section 2.7(d) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     (d) Each Canadian Cash Management Bank shall establish and maintain Cash Management Agreements with Lender and the relevant Canadian Obligor, in form and substance acceptable to Lender. Each such Canadian Cash Management Agreement shall provide, among other things, that (i) all items of payment deposited in such Canadian Cash Management Account and proceeds thereof are held by such Canadian Cash Management Bank on behalf of Lender or bailee-in-possession for Lender, (ii) the Canadian Cash Management Bank has no rights of setoff or recoupment or any other claim against the applicable Canadian Cash Management Account, other than for payment of its service fees and other charges directly related to the administration of such Canadian Cash Management Account and for returned checks or other items of payment, and
              (iii) from and after the receipt by the applicable Canadian Cash Management Bank of a notice that a Triggering Event has occurred, it immediately will forward by daily sweep all amounts in the applicable Canadian Cash Management Account to the Lender's Account. From April 20, 2001 until the earlier to occur of (i) the Canadian Advance Date, (ii) written notice from Lender to Administrative Borrower that all of the Canadian Borrowing Base Conditions have been satisfied or waived, or (iii) an Event of Default, Lender shall instruct the Canadian Cash Management Bank to transfer, once per Business Day, by wire of immediately available funds the converted collected balance in excess of $10,000 in the Canadian Cash Management Account to an account designated by Administrative Borrower.

              (h) Section 2.11 of the Loan Agreement hereby is amended to add the following new subsection (d) immediately below subsection (c) appearing in such Section:

                     (d) SECOND AMENDMENT CLOSING FEE. Borrowers shall pay
              Lender, in cash, an amendment, waiver, and consent fee in the amount of $500,000 (the "Second Amendment Closing Fee"), which fee
              (i) is fully earned and payable as of the Second Amendment Closing Date, (ii) shall constitute Obligations under the Loan Agreement (but shall not reduce Availability), (iii) shall accrue interest pursuant to the terms of the Loan Agreement, and (iv) shall be charged to Borrowers' Loan Account; provided, however, that in the event that, pursuant to Section 3.6 of the Loan Agreement, Borrowers terminate the Loan Agreement by paying to Lender, in cash, the Obligations (including either (I) providing cash collateral to be held by Lender in an amount equal to 105% of the then extant Letter of Credit Usage, or (II) causing the original Letters of Credit to be returned to Lender), in full, on or prior to one of the dates set forth in the following table, Lender shall refund to Borrowers the portion of the Second Amendment Closing Fee that is set forth opposite the date by which all such Obligations are paid:

               ------------------------------------------------------------------------
                        DATE                            REFUND AMOUNT
               ------------------------------------------------------------------------
                   June 30, 2001        $250,000 (exclusive of any interest, fees, or
                                        other charges accrued on or attributed to such
                                                           amount)
               ------------------------------------------------------------------------

                   July 31, 2001        $200,000 (exclusive of any interest, fees, or
                                        other charges accrued on or attributed to such
                                                           amount)
               ------------------------------------------------------------------------

                  August 31, 2001       $150,000 (exclusive of any interest, fees, or
                                        other charges accrued on or attributed to such
                                                           amount)
               ------------------------------------------------------------------------

                 September 30, 2001     $100,000 (exclusive of any interest, fees, or
                                        other charges accrued on or attributed to such
                                                           amount)
               ------------------------------------------------------------------------

                  October 31, 2001      $0 (exclusive of any interest, fees, or other
                                        charges accrued on or attributed to such amount)
               ------------------------------------------------------------------------


              (i) Section 2.12(a)(ii) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     (ii) the Letter of Credit Usage would exceed $1,000,000, or

              (j) Section 3.4 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     3.4 TERM. This Agreement shall become effective upon the
              execution and delivery hereof by Borrowers and Lender and shall continue in full force and effect for a term ending on November 30, 2001 (the "Maturity Date"). The foregoing notwithstanding, Lender shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

              (k) Section 3.6 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     3.6 EARLY TERMINATION BY BORROWERS. Borrowers have the
              option, at any time upon 30 days prior written notice by Administrative Borrower to Lender, to terminate this Agreement by paying to Lender, in cash, the Obligations (including either (i) providing cash collateral to be held by Lender in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to Lender), in full. If Administrative Borrower has sent a notice of termination pursuant to the provisions of this Section, then Lender's obligations to extend credit hereunder shall terminate and Borrowers shall be obligated to repay the Obligations (including either (i) providing cash collateral to be held by Lender in an amount equal to 105% of the then extant Letter of Credit Usage, or
              (ii) causing the original Letters of Credit to be returned to Lender), in full, on the date set forth as the date of termination of this Agreement in such notice. The foregoing to the contrary notwithstanding, Borrowers shall not have the right to terminate this Agreement unless the UK Loan Agreement concurrently is terminated and all of the Indebtedness thereunder repaid in full.

              (l) Section 3.7 of the Loan Agreement hereby is deleted in its entirety.

              (m) Section 6 of the Loan Agreement hereby is amended by adding the following Section 6.16 directly below Section 6.15:

                     6.16 SUBORDINATED DEBT OR EQUITY. Furnish to Lender (i) not
              later than May 31, 2001, evidence satisfactory to Lender in its sole discretion that Parent has received cash from Subordinated Debt or the sale of Stock of at least $5,000,000 on terms satisfactory to Lender in its sole discretion, and (ii) not later than June 30, 2001, evidence satisfactory to Lender in its sole discretion that Parent has received cash from Subordinated Debt or the sale of Stock of at least $5,000,000 such that the total cash from Subordinated Debt or the sale of Stock received by Parent as of such date equals or exceeds $10,000,000; provided, however, that a portion of the total cash received by Parent from the Subordinated Debt or the sale of Stock may be funded through the cash received by Parent from the Pequot Indebtedness.

              (n) Section 6.2(h) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     (h) a calculation of Dilution and Canadian Dilution for the prior month, and

              (o) Section 7.1 of the Loan Agreement hereby is amended by (i) deleting the word "and" appearing in subsection (f) of such Section, (ii) replacing the period in subsection (g) of such Section with a semicolon, and
(iii) adding the following subsection (h) directly below subsection (g) appearing in said Section:

                     (h) the Pequot Indebtedness.

              (p) Section 7.6(b) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     (b) the UK Guaranty, the Canadian Guaranty, and the Pequot
              Guaranty.

              (q) Section 7.14 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     7.14 TRANSACTIONS WITH AFFILIATES. Directly or indirectly
              enter into or permit to exist any transaction with any Affiliate of any Borrower except for (a) transactions that are in the ordinary course of Borrowers' or the applicable Subsidiary's business, upon fair and reasonable terms, that are fully disclosed to Lender, and that are no less favorable to Borrowers or the applicable Subsidiary than would be obtained in an arm's length transaction with a non-Affiliate, and (b) the transaction evidenced by the Pequot Documents.

              (r) Section 7.20(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     (a) Fail to maintain:

                            (i) TANGIBLE NET WORTH. Tangible Net Worth of at
                     least the required amount set forth in the following table as of the applicable date set forth opposite thereto:

                      -----------------------------------------------------
                        APPLICABLE AMOUNT                  APPLICABLE DATE
                      -----------------------------------------------------
                            $1,750,000                      May 31, 2001
                      -----------------------------------------------------

                            $6,550,000                      June 30, 2001
                      -----------------------------------------------------

                      -----------------------------------------------------
                            $5,450,000                      July 31, 2001
                      -----------------------------------------------------

                            $4,350,000                     August 31, 2001
                      -----------------------------------------------------

                            $3,650,000                   September 30, 2001
                      -----------------------------------------------------

                            $3,150,000                    October 31, 2001
                      -----------------------------------------------------

                            $2,650,000                    November 30, 2001
                      -----------------------------------------------------


                            (ii) MINIMUM REVENUES. Revenues of at least the
                     required amount set forth in the following table for the fiscal month ended as of the applicable date set forth opposite thereto:

                      -----------------------------------------------------
                        APPLICABLE AMOUNT                  APPLICABLE DATE
                      -----------------------------------------------------
                           $10,211,120                      May 31, 2001
                      -----------------------------------------------------

                           $11,643,875                      June 30, 2001
                      -----------------------------------------------------

                           $11,852,790                      July 31, 2001
                      -----------------------------------------------------

                           $11,879,521                     August 31, 2001
                      -----------------------------------------------------

                           $12,488,241                   September 30, 2001
                      -----------------------------------------------------

                           $12,670,886                    October 31, 2001
                      -----------------------------------------------------

                           $12,764,955                    November 30, 2001
                      -----------------------------------------------------


                            (iii) MINIMUM EBITDA. EBITDA of not less than the
                     required amount set forth in the following table for the fiscal month ended as of the applicable date set forth opposite thereto:

                      -----------------------------------------------------
                      MINIMUM EBITDA AMOUNT               APPLICABLE PERIOD
                      -----------------------------------------------------
                          < $670,208 >                       May 31, 2001
                      -----------------------------------------------------

                          < $552,354 >                      June 30, 2001
                      -----------------------------------------------------

                          < $190,891 >                      July 31, 2001
                      -----------------------------------------------------

                      -----------------------------------------------------
                          < $165,613 >                     August 31, 2001
                      -----------------------------------------------------

                             $156,489                    September 30, 2001
                      -----------------------------------------------------

                             $339,664                     October 31, 2001
                      -----------------------------------------------------

                             $360,469                     November 30, 2001
                      -----------------------------------------------------


              (s) Section 8 of the Loan Agreement hereby is amended and restated in its entirety to add the following new Section 8.17 immediately below Section 8.16:

                     8.17 If there is a default in any of the Pequot Documents.

              (t) Schedule 2.7(c) of the Loan Agreement hereby is replaced in its entirety with the amended and restated Schedule 2.7(c) that is attached hereto.

       2. Waivers.

              (a) Borrowers acknowledge that certain unwaived Events of Default may have occurred. The Events of Default currently known to Lender that may have occurred and be continuing and to be anticipated to occur within the two weeks following execution of this Amendment are the following (the "Designated Events of Default"):

                     (i) Borrowers anticipate that they will fail to maintain Tangible Net Worth of at least $17,000,000 as of April 30, 2001, as is required by Section 7.20(a)(i) of the Loan Agreement;

                     (ii) As of April 1, 2001, Borrowers may have had an Overadvance in violation of Section 2.5 of the Loan Agreement; and

                     (iii) Borrowers' failure to obtain certain third party consents under certain material agreements that may have been required in connection with the consummation of the transactions contemplated by the Pequot Documents.

              (b) Anything in the Loan Agreement to the contrary and subject to the fulfillment by Borrowers of each of the conditions precedent set forth in this Amendment, Lender hereby waives any Event of Default that may have been occasioned solely as a result of the Designated Events of Default.

              (c) Borrowers have further advised Lender that in violation of Sections 5.17, 6.6, and 8.9 of the Loan Agreement,

                     (i) Borrowers are in material default with respect to that certain lease agreement, dated April 27, 2000, between FutureLink Corp. and GATX Technology Services Corporation, in that FutureLink Corp. has failed to pay the monthly rental charge in the amount of $69,180.41 for each of the months ended March 31, 2001 and April 30, 2001;

                     (ii) Borrowers are in material default with respect to that Master Loan and Security Agreement, dated November 3, 1999, among TransAmerica Business Credit Corporation, FutureLink Distribution Corp., and FutureLink Micro Visions Corp. and that certain Security Agreement, dated November 3, 1999, between TransAmerica Business Credit Corporation and FutureLink Distribution Corp. in that FutureLink Distribution Corp. and FutureLink Micro Visions Corp. have failed to pay the monthly rental charge in the amount of $69,799.97 for the month ended April 30, 2001; and

                     (iii) Borrowers are in material default with respect to (a) the portion of that certain lease agreement number 12035 between EMC2 and FutureLink Corp. (the "Master Lease") that has been assigned to Fleet Capital Leasing in that FutureLink Corp. has failed to pay to Fleet Capital Leasing the monthly rental charge in the amount of $137,785.98 for each of the months ended March 31, 2001 and April 30, 2001, and (b) the portion of the Master Lease that has been assigned to De Lage Landen Financial Services, Inc. in that FutureLink Corp. has failed to pay to De Lage Landen Financial Services, Inc. the monthly rental charge in the amount of $94,872.28 for each of the months ended March 31, 2001 and April 30, 2001.

Anything in the Loan Agreement to the contrary notwithstanding, and subject to the fulfillment by Borrowers of each of the conditions precedent set forth in this Amendment, Lender hereby waives any Events of Default that may have been occasioned solely by (a) Borrowers' failure to pay the lease payments that are specifically enumerated in this Section 2(c) by the dates that such lease payments were or are due, and (b) Borrowers' failure to pay the monthly rental charges that become due under the lease agreements that are specifically enumerated in this Section 2(c) on or before June 30, 2001. The foregoing waiver shall not (a) operate as a waiver of Borrowers' obligation to pay the lease payments, or (b) operate as a waiver of any Event of Default that may be occasioned by any lessor taking any remedial action against any Borrower or any of its Subsidiaries that impairs the operations of Borrower or any of its Subsidiaries to be determined by Foothill in its sole discretion.

       3. Conditions Precedent. The satisfaction of each of the following, unless waived or deferred by Lender in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

              (a) Lender shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

              (b) The representations and warranties in this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

              (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

              (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower or Lender;

              (e) Lender shall have received the reaffirmation and consent attached hereto as Attachment "A," duly executed and delivered by an authorized official of each of the Canadian Obligors; and

              (f) Borrowers shall have delivered to Lender a copy of each of the Pequot Documents, together with all exhibits and schedules thereto, and each of the Pequot Documents shall be in form and substance satisfactory to Lender in its sole discretion.

       4. Conditions Subsequent. As conditions subsequent to the continuing effectiveness of this Amendment, and the waivers, consents, and amendments contained herein, Borrowers shall perform or cause to be performed the following (the failure of Borrowers to so perform or cause to be performed constituting an Event of Default):

              (a) Lender shall have received, not later than June 30, 2001, (i) a copy of the form of letter, or other writing, that Borrowers have executed and sent to each of their Account Debtors pursuant to which Borrowers have requested that all of their Account Debtors forward payment of the amount owed by them directly to the US Cash Management Account at the US Cash Management Bank, (ii) the list of customers to whom such letter, or other writing, was sent, and (iii) a certificate signed by an officer of Administrative Borrower to the effect that each and every letter was sent to the applicable Account Debtor by United States mail, postage prepaid, or by overnight mail, with delivery fees paid;

              (b) Lender and its counsel shall have received, not later than 9:00 a.m. on June 29, 2001, evidence, satisfactory to Lender in its sole discretion, that Borrowers have cured the material defaults described in Section 2(c) hereof with respect to each and every lease agreement described in such Section; and

              (c) Borrowers shall have delivered to Lender, not later than 10 days after the execution of this Amendment, fully executed copies of the Pequot Documents.

       5. Representations and Warranties. Each Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within such Borrower's powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended by this Amendment, constitute such

Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms, and (c) this Amendment has been duly executed and delivered by such Borrower.

       6. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

       7. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

       8. Effect on Loan Documents.

              (a) The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

              (b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

              (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

       9. Further Assurances. Each Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Lender, and take all actions as Lender may reasonably request from time to time, to perfect and maintain the perfection and priority of Lender's security interests in the Collateral and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement, as amended by this Amendment.

       10. Entire Agreement. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

                  [Remainder of page intentionally left blank]

              IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                   FUTURELINK CORP., a Delaware corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   FUTURELINK MICRO VISIONS CORP., a Delaware corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   FUTURELINK ASYNC CORP., a Delaware
                                   corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   FUTURELINK PLEASANTON CORP., a Delaware
                                   corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   FUTURELINK MADISON CORP., a Delaware
                                   corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   FUTURELINK VSI CORP., a Maryland corporation

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer

                           [signatures pages continue]

                                   FOOTHILL CAPITAL CORPORATION, a California corporation


                                   By:    /s/ JOHN NOCITA
                                          --------------------------------------
                                   Title: Vice President, Senior Account
                                          Executive

                                 Schedule 2.7(c)

                             The Bank of Nova Scotia
                             650 West Georgia Street
                       Vancouver, British Columbia V6B 4P6
                            Telephone: (604) 713-7904
                     Foothill's account number 800021273019

                                 ATTACHMENT "A"

                            REAFFIRMATION AND CONSENT

              All capitalized terms used herein shall have the meanings ascribed to them in that certain Amendment Number Two to Loan and Security Agreement and Waiver and Consent, dated as of April 20, 2001 (the "Amendment"). The undersigned hereby (a) represents and warrants to Lender that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound of affected; (b) consents to the amendments of the Loan Agreement as amended by the Amendment; (c) acknowledges and reaffirms its obligations owing to Lender under the Canadian Guaranty (as defined in the Loan Agreement) and any other Loan Documents (as defined in the Loan Agreement) to which it is a party; and (d) agrees that each of the Canadian Guaranty (as defined in the Loan Agreement) and any other Loan Documents (as defined in the Loan Agreement) to which it is a party is and shall remain in full force and effect.

              Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Lender has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent.

                                   3045207 NOVA SCOTIA COMPANY, a company
                                   organized under the laws of Nova Scotia

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                                   1423280 ONTARIO INC., a company organized under the laws of Ontario

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer


                           [signature pages continue]

                                   FUTURELINK CANADA CORP., a company organized under the laws of Ontario

                                   By:   /s/ HOWARD E. TAYLOR
                                         ---------------------------------------
                                   Title: President and Chief Executive Officer